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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


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Date of Report (Date of earliest event reported)                  April 3, 2001
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                          Rhythms NetConnections Inc.
              (Exact name of Registrant as specified in charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


      333-59393                                           33-0747515
(Commission File Number)                      (IRS Employee Identification No.)


9100 East Mineral Circle, Englewood, Colorado                             80112
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code               (303) 706-9558


                                Not Applicable
         (Former name or former address, if changed since last report)

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Item 5.  Other Events.
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         Rhythms NetConnections Inc. (the Company) announced that Catherine
Hapka, the Company's Chairman and Chief Executive Officer, has resigned as an officer and director of the Company, effective as of April 2, 2001. Ms. Hapka's last day at the Company will be May 1, 2001. Steve Stringer, Rhythms' President and Chief Operating Officer, has assumed the responsibilities of CEO and will retain his current title.

Item 7.  Exhibits.
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         99.1     Press release issued Tuesday, April 03, 2001.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Rhythms NetConnections Inc.
                                          (Registrant)



Date:  April 3, 2001               /s/  J. W. Braukman
                                   -------------------
                                   By:    J. W. Braukman
                                   Title: Chief Financial Officer